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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 15, 2009
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                           NASCENT WINE COMPANY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                   Nevada                            82-0576512
                   ------                            ----------
       (State or other jurisdiction of             (I.R.S. Employer
        incorporation or organization)            Identification No.)

                          2355 B Paseo de las Americas
                              San Diego, Ca. 92154
                              -------------- -----
               (Address of principal executive offices) (Zip Code)

                                 (619) 661-0458
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company has been going through a restructuring since December 2008. The Company changed auditors in February 2009. However, the Company was not able to finance the audit and legal fees associated with the December 31, 2008 annual financial statements and filing of the related 10-K.

The Company has prepared the information for the 10-K in accordance with SEC disclosure requirements and have included the Consolidated Balance Sheets of Nascent Wine Company, Inc. as of December 31. 2008 and 2007, and related Consolidated Statements of Operations, changes in Stockholders' Equity and Consolidated Cash Flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

However, the Consolidated Balance Sheets of Nascent Wine Company, Inc. as of December 31. 2008 and 2007, and related Consolidated Statements of Operations, changes in Stockholders' Equity and Consolidated Cash Flows for the years then ended t have "NOT" been audited and, are therefore, "NOT" in compliance with SEC requirements for filing a 10-K annual report

The Company has included the Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1. - FINANCIAL STATEMENTS AND INFORMATION AS REQUIRED BY 10-K




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        Nascent Wine Company, Inc.

Dated: May 15, 2009                By:  /s/ Sandro Piancone
                                        --------------------------------
                                        Sandro Piancone
                                        Chief Executive Officer & Chief
                                        Financial Officer